INCOME TAX EXPENSE) (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
INCOME TAX EXPENSE
Current income tax expense		¥ 720,405	¥ 755,264	¥ 844,896
Deferred tax (benefit)/expense		(94,685)	67,255	(201,190)
Income tax (expense)/benefit	$ 89,879	¥ 625,720	¥ 822,519	¥ 643,706
Applicable tax rate	25.00%	25.00%	25.00%	25.00%
Tax concessions including a preferred tax rate	15.00%	15.00%	15.00%	15.00%